Exhibit 4.1

INCORPORATED UNDER THE ONTARIO BUSINESS CORPORATIONS ACT 11111111 1111111111111111 11111111111111111111111 , TERRASCEND CORP. CERT.9999 THIS CERTIFIES T HAT *SPECIMEN* !SIN: CA88105E1088 CUSIP:88105E108 IS THE REGISTERED HOLDER OF *NINE BILLION AND 00/100 * FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF TERRASCEND CORP. transferable on the books of the Corporation only upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. DATED: JANUARY 01 ,2009 COUNTERSIG NED AND REGISTERED ODYSSEY TRUST COMPANY CALGARY CEO TRANSFER A GENT & REGISTRAR VANCOUVER VOID By:—————- Authorized Officer The shares represented by this certificate are transferable at the offices of Odyssey Trust Company Vancouver, BC and Calgary, AB SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITE AU VERSO 00080435

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears: TEN COM—as tenants in common TEN ENT—as tenants by entireties JT TEN—as joint tenants with right of survivorship and not tenants in common (Name) CUST (Name) UN IF -(Name) as Custodian for (Name) under the GIFT MIN ACT (State) -(State) Uniform Gifts to Minors Act In the case of an individual assignee, show at least one given name in full Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto PLEASE INSERT SOCIAL INSURANCE NUMBER, SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF TRANSFEREE S.I.N./S.S.N. Please print or typewrite name and address (including postal code or zip code, as applicable) of transferee ———————————————————————————securities registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints a duly authorized officer of the transfer agent and registrar as the attorney of the undersigned to transfer the said securities on the register of transfers and books of the Company with full power of substitution hereunder. DATED: ____________ 20 __ Signature: ——————————— NOTICE: The signatures of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program. Signature Guaranteed By: SECURITY INSTRUCTIONS—INSTRUCTIONS DE SECURITE THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERIFIER LA PRESENCE DU FILIGRANE. POUR CE FAIRE, PLACER A LA LUMIERE.